AMERICAN PERFORMANCE FUNDS
Supplement dated January 1, 2008
to the
Money Market Funds Prospectus
for Select Shares
dated January 1, 2008
Select Class Shares of the American Performance U.S. Treasury Fund and the American Performance Cash Management Fund are currently not available for sale.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.
APF-SP-MEB-1207